SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

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                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                              October 19, 2005
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                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
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            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                       Federal Way, Washington 98063-9777
                    (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02(b)  	Departure of Directors of Principal Officers; Election of
               	Directors; Appointment of Principal Officers

                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON D.C., 20549


Item. 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Steven J. Hillyard, Weyerhaeuser's Vice President and Chief Accounting Officer, announced to the Audit Committee of the Weyerhaeuser Board of Directors at its meeting on October 19, 2005 that he will retire from the position of Chief Accounting Officer effective in March of 2006. The Company has implemented a process to identify a successor to serve as Chief Accounting Officer.

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SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WEYERHAEUSER COMPANY

                                     By   /s/ Steven J. Hillyard
                                          ---------------------------
                                     Its: Vice President and
                                          Chief Accounting Officer
Date:  October 21, 2005